SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2010

Health Enhancement Products, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7740 East Evans Rd., Suite A100, Scottsdale, AZ		85260
(Address of Principal Executive Offices)		(Zip Code)

(480) 385-3800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On April 24, 2010, the Registrant and Chris Maggiore, a more than 5% beneficial owner of the Registrant’s common stock, entered into a Line of Credit Agreement, under which Mr. Maggiore agreed unconditionally to advance to the Registrant up to $675,000, upon written request of the Registrant.  The Registrant may draw down funds under the Line of Credit for a period of one year (until April 24, 2011).  Amounts advanced under the Line of Credit are unsecured, bear interest at the rate of 7.0% per annum, and must be repaid within two years (by April 24, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2010

HEALTH ENHANCEMENT PRODUCTS, INC.

By /s/ Janet Crance

Janet Crance, Chief Administrative Officer

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